UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

250 Park Avenue, 10th Floor, New York, NY 10177-1099
(Address of principal executive offices) (Zip code)

Mr. George A. Needham, 250 Park Avenue, 10th Floor, New York, NY 10177-1099
 (Name and address of agent for service)

1-800-625-7071
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL
REPORT

NEEDHAM FUNDS

Seeking to build wealth for long-term investors

December 31, 2021

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

250 Park Avenue, 10th Floor
New York, New York 10177

1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2021

CONTENTS

Letter from the Adviser	1
Portfolio Characteristics (Unaudited)
Needham Growth Fund	5
Needham Aggressive Growth Fund	6
Needham Small Cap Growth Fund	7
Disclosure of Fund Expenses	9
Schedules of Investments
Needham Growth Fund	11
Needham Aggressive Growth Fund	14
Needham Small Cap Growth Fund	18
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights
Needham Growth Fund	26
Needham Aggressive Growth Fund	28
Needham Small Cap Growth Fund	30
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	39
Information about Directors and Officers	40
Supplementary Information	42

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus or summary prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

• Are NOT FDIC insured
• Have no bank guarantee
• May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Annual Report 2021

250 Park Avenue, 10th Floor
New York, NY 10177
(800) 625-7071
www.needhamfunds.com

February 2022

Dear Shareholders, Friends of Needham, and Prospective Shareholders,

We are pleased to report Needham Funds’ results for the year ending December 31, 2021.  Our mission is to create wealth for long-term investors, and 2021 was another big step forward.

NEEDHAM FUNDS VS. INDEXES	2021 RETURN
Needham Aggressive Growth Institutional (NEAIX)	38.43%
Needham Aggressive Growth Retail (NEAGX)	37.54%
Needham Growth Institutional (NEEIX)	28.18%
Needham Growth Retail (NEEGX)	27.68%
Needham Small Cap Growth Institutional (NESIX)	11.74%
Needham Small Cap Growth Retail (NESGX)	10.98%
Russell 2000	14.82%
S&P 500	26.89%

NEEDHAM FUNDS’ PORTFOLIO OVERVIEW – JOHN BARR

Rising interest rates, inflation, deteriorating relations with China and Russia, and domestic divisions fed by social media, the market’s historic decline in January 2022 – there’s plenty to worry about.  But, there has always been.  As Peter Lynch wrote in One Up on Wall Street, “You can find good reasons to scuttle your equities in every morning paper and on every broadcast of the nightly news.”

We remain focused on our long-term investments and continue the hunt for new opportunities.  We look for companies that 1) are managed by CEOs with a long-term vision; 2) can grow to 5-10x their current size; 3) have the potential for high return on capital; and 4) are available at a price that provides a margin of safety.  We look to hold these investments for many years.

2021 was a challenging year for growth stocks.  The Russell 2000 Growth Index returned just 2.83%, while the Russell 2000 Value Index returned 28.27%.  The Needham Funds outperformed the Russell 2000 Growth due to strong performance by our largest, long-term holdings.  The Funds’ long-term overweighting of semiconductor manufacturing technology again contributed to their outperformance.  There are semiconductor shortages in every industry.  The United States, China, Europe, India, and Japan all need to make significant investments in technology infrastructure, which leads us to believe that the industry has years of growth ahead.  We foresee long-term demand for semiconductors and ignore the siren songs for a cyclical top.  This industry outperformed in 2021 and we believe is well-positioned for 2022 and beyond.

MACROECONOMIC AND MARKET COMMENTARY – JOHN BARR

In 2021, we witnessed the passage of two major federal spending initiatives.  In mid-March, the $1.9 trillion American Rescue Plan Act was enacted to provide economic relief to individuals and businesses.  In November, Congress passed the $1.2 trillion Infrastructure Investment and Jobs Act.

However, the biggest macroeconomic focus of 2021 was inflation.  Prices of commodities and many goods and services increased in 2021 – the price of crude oil increased nearly 52% during the year.

In December 2021, the U.S. Consumer Price Index increased 7.0% year-over-year, which was the largest increase since 1981.  While many economists blame this inflation on supply chain and labor shortages, as Milton Friedman said, “Inflation is always and everywhere a monetary phenomenon.”

While macro ruminations are interesting, we operate with the assumption that over time, monetary authorities will ease, and that we do not derive value from trying to predict the market’s response to macro events.  We much prefer to spend our time analyzing companies and looking for long-term investment opportunities.

NEEDHAM GROWTH FUND – JOHN BARR AND CHRIS RETZLER, CO-PORTFOLIO MANAGERS

For the year ended December 31, 2021, the Fund’s Institutional (NEEIX) and Retail classes (NEEGX) returned 28.18% and 27.68%, outperforming the Russell 2000’s 14.82% and performing in-line with the S&P 500’s 28.71%.

Aspen Aerogels Inc. (ASPN) was by far the leading contributor for the year, and ended 2021 as the Fund’s largest position.  The company supplies aerogel insulation used in the energy industry to insulate pipelines and refinery pipes.  Aspen’s aerogel has superior thermal and cryogenic properties and in 2020, Aspen determined its aerogel has the potential to prevent thermal runaway in lithium-ion batteries, a major cause of engine fires in electric vehicles (EVs).  Aspen has agreements with two automotive manufacturers to supply its PyroThinTM thermal barriers for use in EV batteries.  We believe every EV maker has a similar need and that Aspen’s near-20 years of

Needham Funds

experience with aerogels puts it far ahead of any competitor.  The EV battery market has the potential to increase Aspen’s revenues from $100 million to over $1 billion.  Of course, these developments may not occur and the company may not succeed with this opportunity.

Entegris, Inc. (ENTG) was the Fund’s second leading contributor for the year.  Entegris supplies filters and chemicals used in advanced semiconductor manufacturing processes.  We first invested in Entegris in 2009.  We believe semiconductors will continue to increase as a percentage of industrial output, and that Entegris’ filtration and specialty materials products will grow faster than the semiconductor industry1.

The company reported strong earnings in 2021.  In December, Entegris announced its intent to acquire CMC Materials, Inc. (CCMP), for an enterprise value of $6.5 billion.  We believe CMC’s chemicals and specialty materials businesses are a great fit with Entegris.

Thermo Fisher Scientific, Inc. (TMO) was another top contributor.  Thermo Fisher has compounded returns since the Fund’s initial investment in 2000.  The company’s mission is “to enable its customers to make the world healthier, cleaner and safer, whether customers are accelerating life sciences research, solving complex analytical challenges, improving patient diagnostics and therapies or increasing productivity in their laboratories.”  Thermo Fisher’s COVID-19 PCR testing, personal protective equipment, and broad array of biopharmaceutical services contributed to its strong 2021.  In 2021, Thermo Fisher acquired PPD, Inc. a leading contract research company for $17.4 billion.

Nova, Ltd. (NVMI) and PDF Solutions, Inc. (PDFS) were other leading contributors.

In 2021, there were no material detractors to the Fund’s performance.

For the year, the Fund’s largest new positions included Vacasa, Inc. (VCSA) and ACV Auctions, Inc. (ACVA).  The Fund’s largest additions to existing positions were Alteryx, Inc. (AYX), BigCommerce Holdings Inc. (BIGC), Parsons Corporation (PSN) and II-VI Incorporated (IIVI).

The Fund’s largest complete sale was 8x8, Inc. (EGHT).  The Fund reduced positions in some of the longer-term, larger holdings, including Aspen Aerogels, PDF Solutions Inc., Entegris Inc., and Thermo Fisher Scientific.

At December 31, 2021, the Fund’s top 10 positions were 45.71% of net assets.  The Fund had 11.3% of net assets in cash due to inflows during the quarter.  The Fund had an Active Share of 95% versus the S&P 500 and trailing 12-month turnover of 15%.

Morningstar categorizes the Fund as Mid-Cap Growth.  Lipper categorizes it as Multi-Cap Core.  When you hold companies for 10-15 years, and they succeed, they grow to larger market capitalization categories.  Our mission is to find companies that may be compounders over many years, independent of industry or market cap.

NEEDHAM AGGRESSIVE GROWTH – JOHN BARR, PORTFOLIO MANAGER

For the year ended December 31, 2021, the Fund’s Institutional (NEAIX) and Retail classes (NEAGX) returned 38.43% and 37.54%, considerably outperforming the Russell 2000’s 14.82% the S&P 500’s 28.71%.  The Needham Aggressive Growth Fund’s 2021 1-year performance was ranked 3rd out of 708 Small-Cap Growth funds in the category by the Wall Street Journal.

Like the Needham Growth Fund, the Fund’s top contributor for 2021 was Aspen Aerogels, Inc (ASPN).

Smith-Midland Corporation (SMID), a micro-cap maker of pre-cast concrete systems for road barriers and construction, was the second largest contributor.  Smith-Midland reported strong earnings throughout 2021.  The company is seen as a beneficiary of the $1.2 trillion Infrastructure Investment and Jobs Act signed in November.  We believe trends for road spending are positive.  We are impressed by the company’s management team and the returns from its barrier rental business.

Other top contributors for the year were Nova, Ltd. (NVMI) Entegris, Inc. (ENTG) Vicor Corporation (VICR), and PDF Solutions, Inc. (PDFS).

In 2021, there were no material detractors to the Fund’s performance.

The Fund identified several new investments in 2021, including ESI Group S.A. (ESI-PARIS), Sharps Compliance Corps. (SMED), Vacasa, Inc. (VCSA) ACV Auctions, Inc. (ACVA), Vertiv Holding Co. (VRT), Thermon Group Holdings, Inc. (THR), and thredUP, Inc. (TDUP).  Each of these holdings ended the year at over 0.5% of the Fund’s net assets.

The largest addition to an existing holding was to Parsons Corporation (PSN) on stock weakness.  Parsons does planning, construction, and design for infrastructure and government security programs.  We also added significantly to the Fund’s position in Aspen Aerogels, as we felt the market did not understand its opportunity to prevent thermal runaway in lithium-ion batteries.  We pursued our strategy in building positions while companies are still “Hidden Compounders” and added to a number of smaller positions.

In 2021, the Fund exited its investment in Digimarc Corporation (DMRC) after holding it for just one year.  Digimarc has impressive watermarking technology that could replace the bar code and significantly reduce plastic waste.  We were concerned that a management change indicated that commercial results were further in the future than we previously thought.  We also exited exactEarth, Ltd. on its acquisition by Spire Global Inc. (SPIR).  exactEarth was also a one-year holding that generated a nice return for us.  The Fund reduced its large positions in Apple, Inc. (AAPL) and Entgris to manage position sizes.  Both remain top 10 holdings of the Fund.

____________

[1]	https://www.regions.com/-/media/pdfs/AssetManagement-The-Semiconductor-Cycle.pdf?revision=1da76437-de80-4ebd-96f3-dc8ab8257328&la=en&hash=414BE463A90E72789127F9AB4D334AAA

Annual Report 2021

At December 31, 2021, the Fund’s top 10 positions were 48.84% of net assets.  The Fund ended the year with a 14.3% cash position, due to inflows late in the quarter.  We will carefully deploy this capital when investments reach our price targets.

The Fund had an Active Share of 97.9% versus the Russell 2000 and trailing 12-month turnover was 12%.  Morningstar and Lipper categorize the Fund as Small Cap Growth.

NEEDHAM SMALL CAP GROWTH FUND – CHRIS RETZLER, PORTFOLIO MANAGER

For the year ended December 31, 2021, the Fund’s Institutional (NESIX) and Retail classes (NESGX) returned 11.74% and 10.98%, considerably outperforming the Russell 2000 Growth Index’s 2.83%, and slightly underperforming the Russell 2000 Index’s 14.82%.

As an asset class, small-cap growth stocks experienced selling pressure since the highs set early in 2021.  Value sectors such as energy and financials outperformed growth sectors such as technology and healthcare.  Wage pressures, logistics and transportation complications, higher commodity prices, and supply chain constraints continued to hamper earnings and forward guidance for many companies.  These trends specifically hurt smaller companies that do not have the buying power and operational flexibility of larger companies.  The pandemic continued to exacerbate supply chain interruptions and negatively impacted global growth, while simultaneously supporting persistently high inflationary pressures.

In 2021, the Fund benefitted from its concentrated investments in Aspen Aerogels, Inc. (ASPN), Photronics, Inc. (PLAB), NeoPhotonics Corporation (NPTN), PDF Solutions, Inc. (PDFS) and Veeco Instruments, Inc (VECO).  In November 2021, Lumentum Holdings (LITE) announced its intention to acquire NeoPhotonics, a long-term holding of the Fund.

We believe that longer-term, technology remains a great area to invest in, and there are major secular trends that remain firmly in place to support the technology sector’s continued growth.  Areas of long-term investment that we continue to like are mobile electrification, communications infrastructure, AI, cloud computing, 5G devices and wireless connectivity, software and security, and specialty material manufacturing.

Widespread semiconductor shortages have had negative implications for many end markets, including automotive, medical, industrial, and defense.  However, demand remains robust and we expect semiconductor shortages to remain elevated for an extended period, which supports our bullish investment thesis in semiconductor capital equipment stocks.

Investment in semiconductors has many growth drivers that provide nice long-term tailwinds to the sector.  We continue to like the semiconductor capital equipment industry, including portfolio holdings FormFactor (FORM), Veeco Instruments (VECO), and MKS Instruments (MKSI), and the Fund’s many small-cap holdings that are suppliers to these businesses.  MKS recently announced intent to acquire Atotech (ATC), and is in the process of closing on the transaction.  The addition of Atotech should build upon the MKS platform and drive sales and customer interactions.  We like semiconductor manufacturers that are exposed to 5G and overall wireless infrastructure, such portfolio holding Marvell Technology (MRVL).

The newly passed Infrastructure Investment and Jobs Act will provide substantial funding for expansion in industries such as broadband, wireless communications and optical components.  Optical suppliers such as portfolio holdings Infinera (INFN) and II-VI (IIVI) should also benefit from this buildout.  II-VI, Inc. is working to close on its acquisition of Coherent (COHR), and should benefit from the acquisition over the long-term.

We also like medical capital equipment and devices, and we expect to see growth as there becomes less focus on fighting COVID-19 and an increase in elective procedures.  In our portfolio, ViewRay, Inc. (VRAY), a radiation oncology company, is one example.  We believe the company is working on novel new approaches to treating cancer.

The interest rate yield curve has flattened and overall rates have increased in reaction to inflation.  Inflation is proving difficult to tame due to a variety of reasons, including supply constraints, component shortages, government regulations, energy supplies, food production costs, and transportation and logistics complications.  We expect inflation to remain elevated in 2022, but expect a reduction in inflation as economic activity normalizes from the pandemic aftershocks.

In conclusion, the current market repricing and near-term multiple contractions should provide attractive entry points into small-capitalization companies.  Improved global growth and accelerating revenue prospects should provide companies with leverage and drive improved earnings and cash flow.  As the Omicron variant abates, we expect to see some risks and pressures begin to alleviate, along with an improvement in inflation.  We will remain patient during this process and will look to invest in companies with strong management teams, solid balance sheets, and an ability to generate cash flow and profits.

CLOSING

We believe the U.S. remains the best place in the world to be investing, and we continue to see an opportunity to invest in small and mid-cap stocks.  Most importantly, we see a revolution happening in technology that has created and continues to create investment opportunities.  We see opportunity in our strategy of investing in companies that we know well and that we believe are positioned with secular growth drivers.

Needham Funds

We welcome our new investors and thank all of our investors for their continued support.  If you have any questions, thoughts or concerns, please contact us at (800) 625-7071 or jbarr@needhamco.com and cretzler@needhamco.com.  For information about the Needham Funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler,	John O. Barr,
Portfolio Manager	Portfolio Manager

Fact Sheet Links:
Needham Growth Fund
Needham Aggressive Growth Fund
Needham Small Cap Growth Fund

The information presented in this commentary is not intended as personalized investment advice and does not constitute a recommendation to buy or sell a particular security or other investments. Past performance is no guarantee of future results. The views of Needham Investment Management L.L.C., the Funds’ investment adviser (the “Adviser”), and the securities described in this report are as of December 31, 2021; these views and portfolio holdings may have changed subsequent to this date. The specific securities discussed may, in aggregate, represent only a small percentage of a Fund’s holdings. If a specific security discussed is not found in a Fund’s Schedule of Investments, it may have been held by the Fund during the period. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

This message is not an offer of the Needham Growth Fund, the Needham Aggressive Growth Fund or the Needham Small Cap Growth Fund. Shares are sold only through the currently effective prospectus. Please read the prospectus or summary prospectus carefully and consider the investment objectives, risks and charges and expenses of the Funds carefully before you invest. The prospectus and summary prospectus contain this and other information about the Funds and can be obtained on our website, www.needhamfunds.com or by contacting the Funds’ transfer agent U.S. Bancorp Fund Services LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) at 1-800-625-7071.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than their original cost. Performance data quoted represents past performance, and does not guarantee future results. Current performance may be higher or lower than these results. Performance current to the most recent month-end may be obtained by calling our transfer agent at 1-800-625-7071. Total return figures include reinvestment of all dividends and capital gains.

All three of the Needham Funds have substantial exposure to small and micro capitalized companies. Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Needham & Company, LLC, member FINRA/SIPC, is the distributor of The Needham Funds, Inc.

The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization-weighted equity index that provides exposure to the entire U.S. stock market. The Russell 3000 Index tracks the performance of the 3,000 largest U.S.-traded stocks. Please see the disclaimer regarding these indexes under “Supplementary Information—Index Disclaimer” on page 42 of this report.

Annual Report 2021

NEEDHAM GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEEGX

Institutional Class
Ticker Symbol: NEEIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on January 1, 1996.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Growth Fund Retail Class(1)(2)	27.68%	20.12%	15.83%	14.21%
Needham Growth Fund Institutional Class(1)(3)	28.18%	20.71%	n/a	20.69%
S&P 500 Index(4)(5)	28.71%	18.47%	16.55%	10.24%(8)
S&P MidCap 400 Index(4)(6)	24.76%	13.09%	14.20%	11.93%(8)
Russell 2000 Index(4)(7)	14.82%	12.02%	13.23%	9.27%(8)

Top Ten Holdings*
(as a % of investments†, as of December 31, 2021)

		% of
Security		Investments
Aspen Aerogels, Inc.	ASPN	8.71%
Entegris, Inc.	ENTG	6.67%
Thermo Fisher Scientific, Inc.	TMO	6.36%
PDF Solutions, Inc.	PDFS	6.18%
CarMax, Inc.	KMX	4.35%
Vicor Corp.	VICR	4.15%
Nova Ltd. (Israel)	NVMI	3.32%
FormFactor, Inc.	FORM	2.78%
Comcast Corp. – Class A	CMCSA	2.50%
Becton Dickinson & Co.	BDX	2.28%

Top Ten Holdings = 47.30% of Total Investments

Sector Weightings*
(as a % of net exposure, as of December 31, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	11.3%	—	11.3%
Communication Services	3.0%	—	3.0%
Communications	0.6%	—	0.6%
Consumer Discretionary	4.6%	—	4.6%
Energy	0.4%	—	0.4%
Financials	0.3%	—	0.3%
Health Care	14.3%	—	14.3%
Industrials	6.4%	—	6.4%
Information Technology	50.1%	—	50.1%
Materials	8.7%	—	8.7%
Real Estate	0.3%	—	0.3%

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NEAGX

Institutional Class
Ticker Symbol: NEAIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on September 4, 2001.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Aggressive Growth Fund Retail Class(1)(2)	37.54%	22.37%	17.95%	12.59%
Needham Aggressive Growth Fund Institutional Class(1)(3)	38.43%	23.10%	n/a	23.09%
S&P 500 Index(4)(5)	28.71%	18.47%	16.55%	9.46%(7)
Russell 2000 Index(4)(7)	14.82%	12.02%	13.23%	9.47%(7)

Top Ten Holdings*
(as a % of investments†, as of December 31, 2021)

		% of
Security		Investments
PDF Solutions, Inc.	PDFS	7.67%
Vicor Corp.	VICR	6.74%
Nova, Ltd. (Israel)	NVMI	6.35%
Entegris, Inc.	ENTG	6.26%
Aspen Aerogels, Inc.	ASPN	6.10%
Smith-Midland Corp.	SMID	4.96%
Apple, Inc.	AAPL	3.79%
KVH Industries, Inc.	KVHI	2.84%
MKS Instruments, Inc.	MKSI	2.77%
Super Micro Computer, Inc.	SMCI	2.06%

Top Ten Holdings = 49.54% of Total Investments

Sector Weightings*
(as a % of net exposure, as of December 31, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	14.3%	—	14.3%
Communication Services	0.1%	—	0.1%
Communications	1.2%	—	1.2%
Consumer Discretionary	2.9%	—	2.9%
Consumer Staples	1.0%	—	1.0%
Financials	1.2%	—	1.2%
Health Care	6.1%	—	6.1%
Industrials	13.0%	—	13.0%
Information Technology	48.8%	—	48.8%
Materials	11.1%	—	11.1%
Real Estate	0.3%	—	0.3%

Annual Report 2021

NEEDHAM SMALL CAP GROWTH FUND	Retail Class
Portfolio Characteristics (Unaudited)	Ticker Symbol: NESGX

Institutional Class
Ticker Symbol: NESIX

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The chart above assumes an initial gross investment of $10,000 made on May 22, 2002.

COMPARATIVE PERFORMANCE STATISTICS AS OF DECEMBER 31, 2021

	1	5	10	Since
	Year	Years	Years	Inception
Needham Small Cap Growth Fund Retail Class(1)(2)	10.98%	25.53%	17.95%	13.99%
Needham Small Cap Growth Fund Institutional Class(1)(3)	11.74%	26.30%	n/a	26.28%
S&P 500 Index(4)(5)	28.71%	18.47%	16.55%	10.00%(8)
Russell 2000 Index(4)(7)	14.82%	12.02%	13.23%	9.47%(8)

Top Ten Holdings*
(as a % of investments†, as of December 31, 2021)

		% of
Security		Investments
Benefitfocus, Inc.	BNFT	4.79%
Fluidigm Corp.	FLDM	4.64%
Telos Corp.	TLS	4.44%
ViewRay, Inc.	VRAY	4.30%
Alteryx, Inc. - Class A	AYX	4.28%
NeoPhotonics Corp.	NPTN	4.25%
nLight, Inc.	LASR	3.52%
ADTRAN, Inc.	ADTN	3.52%
8x8, Inc.	EGHT	3.48%
AXT, Inc.	AXTI	3.35%

Top Ten Holdings = 40.56% of Total Investments

Sector Weightings*
(as a % of net exposure, as of December 31, 2021)

			Net
Sector(9)	Long(10)	(Short)	Exposure(11)
Cash	1.7%	—	1.7%
Warrants	0.0%	—	0.0%
Energy	0.5%	—	0.5%
Health Care	13.0%	—	13.0%
Industrials	2.4%	—	2.4%
Information Technology	79.8%	—	79.8%
Materials	2.6%	—	2.6%

Needham Funds

Each Fund’s performance figures are for the years ended December 31, 2021. The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please visit www.needhamfunds.com or call 1-800-625-7071. The returns shown above are net of expenses. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and expense reimbursements, when they are necessary to keep the Fund’s total annual operating expenses at the expense cap currently in effect, total return would be reduced. Performance figures for periods greater than one year are annualized. For information about each index shown above, please see the notes below. The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

(1)	Investment results calculated after reinvestment of dividends.
(2)	The inception date of the Retail Class of each Fund was as follows: Needham Growth Fund – 1/1/96; Needham Aggressive Growth Fund – 9/4/01; and Needham Small Cap Growth Fund – 5/22/02.
(3)	The inception date of the Institutional Class of each Fund was 12/30/16.
(4)	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
(5)
The S&P 500 Index focuses on the large-cap sector of the market; however, since it includes a significant portion of the total value of the market, it also is considered representative of the market. Companies in the S&P 500 are considered leading companies in leading industries.

(6)
The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(7)
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

(8)
The return shown for the index is from the inception date of the Retail Class. The returns for the S&P 500 Index, S&P MidCap 400 Index and the Russell 2000 Index from the inception date of the Institutional Class are 17.81%, 13.15%, 14.04%, respectively.

(9)	These categories represent broad market sectors. Refer to the Schedule of Investments for a more detailed categorization by industry.
(10)	Percentage of total investments includes all stocks, plus cash.
(11)	Net exposure represents the difference between the long exposure and the short exposure, which produces the net investment exposure.
*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments.

Annual Report 2021

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur transactional costs, including redemption fees and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of a six-month period and held for the entire period. The expense example table below illustrates your fund’s cost in two ways:

•
Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading entitled “Expenses Paid During Period”.

•
Hypothetical Expenses on a 5% Return.  This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Needham Funds

For the Period July 1, 2021 to December 31, 2021 (Unaudited)

Expense Example Table

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	7/1/21	12/31/21	7/1/21 – 12/31/21	7/1/21 – 12/31/21
Needham Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,108.80	$9.55	1.80%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,016.15	$9.13	1.80%
Institutional Class Actual Expenses	$1,000.00	$1,110.90	$7.45	1.40%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Needham Aggressive Growth Fund
Retail Class Actual Expenses	$1,000.00	$1,163.50	$10.09	1.85%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Institutional Class Actual Expenses	$1,000.00	$1,167.30	$6.45	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%

Needham Small Cap Growth Fund
Retail Class Actual Expenses	$1,000.00	$ 926.60	$8.97	1.85%
Retail Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,015.90	$9.38	1.85%
Institutional Class Actual Expenses	$1,000.00	$ 929.70	$5.74	1.18%
Institutional Class Hypothetical
Example for Comparison Purposes
(5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied 184/365 (to reflect the one-half-year period).

Annual Report 2021

Needham Growth Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
Common Stocks (85.7%)

Aerospace & Defense (1.0%)
Parsons Corp. (a)	62,500	$2,103,125

Biotechnology (1.7%)
G1 Therapeutics, Inc. (a)	70,000	714,700
Gilead Sciences, Inc.	41,000	2,977,010
		3,691,710
Capital Markets (0.3%)
Coinbase Global, Inc. – Class A (a)	2,500	630,925

Chemicals (8.4%)
Aspen Aerogels, Inc. (a)	367,000	18,272,930

Commercial Services & Supplies (0.8%)
ACV Auctions, Inc. – Class A (a)	66,000	1,243,440
Clean Harbors, Inc. (a)	6,000	598,620
		1,842,060
Communications Equipment (4.4%)
ADTRAN, Inc.	124,250	2,836,627
Cambium Networks Corp. (Cayman Islands) (a)	80,000	2,050,400
KVH Industries, Inc. (a)	454,100	4,173,179
ViaSat, Inc. (a)(c)	12,500	556,750
		9,616,956
Diversified Telecommunication Services (0.1%)
IHS Holding Ltd. (Cayman Islands) (a)	11,572	163,165

Electrical Equipment (4.0%)
Vicor Corp. (a)	68,500	8,698,130

Electronic Equipment, Instruments & Components (3.4%)
Arlo Technologies, Inc. (a)	40,000	419,600
Corning, Inc.	32,500	1,209,975
FARO Technologies, Inc. (a)	7,500	525,150
II-VI, Inc. (a)	25,000	1,708,250
IPG Photonics Corp. (a)	6,250	1,075,875
Vishay Intertechnology, Inc.	66,050	1,444,514
Vishay Precision Group, Inc. (a)	25,000	928,000
		7,311,364
Entertainment (0.1%)
World Wrestling Entertainment, Inc. – Class A	3,500	172,690

Health Care Equipment & Supplies (4.7%)
Becton Dickinson & Co.	19,000	4,778,120
CryoPort, Inc. (a)	42,500	2,514,725
Medtronic PLC (Ireland) – ADR	20,000	2,069,000
ViewRay, Inc. (a)	144,780	797,738
		10,159,583
Health Care Providers & Services (1.0%)
Laboratory Corp. of America Holdings (a)	5,000	1,571,050
Quest Diagnostics, Inc.	3,750	648,788
		2,219,838
Industrial Conglomerates (0.2%)
Honeywell International, Inc.	2,500	521,275

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Common Stocks – Continued

Interactive Media & Services (0.3%)
Alphabet, Inc. – Class A (a)	250	$724,260

Internet & Direct Marketing Retail (0.6%)
Vacasa, Inc. – Class A (a)	150,000	1,248,000

IT Services (2.6%)
Akamai Technologies, Inc. (a)(c)	33,500	3,920,840
BigCommerce Holdings, Inc. – Series 1 (a)	50,000	1,768,500
		5,689,340
Life Sciences Tools & Services (6.4%)
Bruker Corp.	4,000	335,640
Fluidigm Corp. (a)	40,000	156,800
Thermo Fisher Scientific, Inc.	20,000	13,344,800
		13,837,240
Media (2.4%)
Comcast Corp. – Class A	104,000	5,234,320

Oil, Gas & Consumable Fuels (0.4%)
Chevron Corp.	5,000	586,750
Navigator Holdings, Ltd. (Marshall Islands) (a)	20,000	177,400
		764,150
Real Estate Investment Trusts (REITs) (0.3%)
American Tower Corp.	2,500	731,250

Semiconductors & Semiconductor Equipment (27.7%) (d)
Allegro MicroSystems, Inc. (a)	15,000	542,700
Applied Materials, Inc.	9,000	1,416,240
AXT, Inc. (a)	365,250	3,217,852
Entegris, Inc.	101,000	13,996,580
FormFactor, Inc. (a)	127,500	5,829,300
Lam Research Corp.	2,500	1,797,875
MKS Instruments, Inc.	25,000	4,354,250
NeoPhotonics Corp. (a)	62,500	960,625
Nova Ltd. (Israel) (a)	47,500	6,958,750
PDF Solutions, Inc. (a)	407,600	12,957,604
Photronics, Inc. (a)	107,850	2,032,973
SiTime Corp. (a)	12,500	3,656,750
SkyWater Technology, Inc. (a)	22,850	370,627
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) – ADR	9,000	1,082,790
Veeco Instruments, Inc. (a)	35,000	996,450
		60,171,366
Software (7.2%)
The Trade Desk, Inc. – Class A (a)	47,500	4,352,900
Alteryx, Inc. – Class A (a)	30,753	1,860,556
Appian Corp. (a)	2,500	163,025
ChannelAdvisor Corp. (a)	35,000	863,800
Copperleaf Technologies, Inc. (Canada) (a)	13,600	256,421
Coupa Software, Inc. (a)	2,500	395,125
Datadog, Inc. – Class A (a)	1,500	267,165
Duck Creek Technologies, Inc. (a)	15,000	451,650
Everbridge, Inc. (a)	16,900	1,137,877
Q2 Holdings, Inc. (a)	16,500	1,310,760

See accompanying notes to financial statements.

Annual Report 2021

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Common Stocks – Continued

Software – Continued
SEMrush Holdings, Inc. – Class A (a)	30,000	$625,500
Sumo Logic, Inc. (a)	50,000	678,000
Telos Corp. (a)	178,250	2,748,615
WANdisco PLC (Jersey) (a)	75,000	424,337
		15,535,731
Specialty Retail (4.2%)
CarMax, Inc. (a)	70,000	9,116,100

Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	10,500	1,864,485
Intevac, Inc. (a)	273,600	1,288,656
Super Micro Computer, Inc. (a)	80,000	3,516,000
		6,669,141
Textiles, Apparel & Luxury Goods (0.2%)
Allbirds, Inc. – Class A (a)	33,450	504,426

Trading Companies & Distributors (0.2%)
Air Lease Corp.	7,500	331,725

Total Common Stocks
(Cost $61,182,933)		$185,960,800

Short-Term Investments (11.0%)

Money Market Fund (11.0%)
Dreyfus Treasury Securities Cash Management – Institutional Class, 0.01% (b)
Total Short-Term Investments
(Cost $23,802,176)	23,802,176	$23,802,176
Total Investments (96.7%)
(Cost $84,985,109)		209,762,976
Other Assets in Excess of Liabilities (3.3%)		7,146,151
Net Assets (100.0%)		$216,909,127

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Rate shown is the seven-day yield as of December 31, 2021.
(c)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,211,850.
(d)	As of December 31, 2021, the Fund had a significant portion of its assets invested in the Semiconductors & Semiconductor Equipment industry.

ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows (Unaudited):

Country	Long
United States^	93.7%
Israel	3.3%
Cayman Islands	1.1%
Ireland	1.0%
Taiwan	0.5%
Jersey	0.2%
Canada	0.1%
Marshall Islands	0.1%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 11.3%

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
Common Stocks (84.5%)

Aerospace & Defense (1.2%)
Parsons Corp. (a)	50,000	$1,682,500

Biotechnology (0.4%)
Avrobio, Inc. (a)	10,513	40,475
G1 Therapeutics, Inc. (a)	45,000	459,450
		499,925
Building Products (0.4%)
Alpha Pro Tech, Ltd. (a)	75,000	447,750
Jewett-Cameron Trading Co., Ltd. (Canada) (a)	7,500	63,150
		510,900
Chemicals (6.0%)
Aspen Aerogels, Inc. (a)	169,500	8,439,405

Commercial Services & Supplies (1.2%)
ACV Auctions, Inc. – Class A (a)	70,650	1,331,046
Clean Harbors, Inc. (a)	4,000	399,080
		1,730,126
Communications Equipment (4.3%)
ADTRAN, Inc.	61,700	1,408,611
Cambium Networks Corp. (Cayman Islands) – ADR (a)	30,000	768,900
KVH Industries, Inc. (a)	427,550	3,929,185
		6,106,696
Construction Materials (4.9%)
Smith-Midland Corp. (a)	146,100	6,866,700

Distributors (0.2%)
Educational Development Corp.	30,977	276,315

Electrical Equipment (8.1%)
Thermon Group Holdings, Inc. (a)	55,000	931,150
Vertiv Holdings Co.	42,500	1,061,225
Vicor Corp. (a)	73,500	9,333,030
		11,325,405
Electronic Equipment, Instruments & Components (2.2%)
Arlo Technologies, Inc. (a)	45,000	472,050
IPG Photonics Corp. (a)	7,000	1,204,980
VIA Optronics AG (Germany) – ADR (a)	65,000	477,750
Vishay Precision Group, Inc. (a)	25,020	928,742
		3,083,522
Entertainment (0.1%)
World Wrestling Entertainment, Inc. – Class A	2,250	111,015

Health Care Equipment & Supplies (2.3%)
CryoPort, Inc. (a)	29,500	1,745,515
LeMaitre Vascular, Inc.	20,500	1,029,715
Precision Optics Corp Inc. (a)	130,300	302,947

See accompanying notes to financial statements.

Annual Report 2021

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Common Stocks – Continued

Health Care Equipment & Supplies – Continued
Sientra, Inc. (a)	36,650	$134,506
ViewRay, Inc. (a)	12,500	68,875
		3,281,558
Health Care Providers & Services (2.0%)
Laboratory Corp. of America Holdings (a)	2,500	785,525
Quest Diagnostics, Inc.	2,000	346,020
Sharps Compliance Corp. (a)	245,000	1,746,850
		2,878,395
Health Care Technology (0.4%)
Omnicell, Inc. (a)	2,900	523,276

Household Products (1.0%)
Oil-Dri Corp. of America	41,000	1,341,930

Internet & Direct Marketing Retail (1.8%)
ThredUp, Inc. – Class A (a)	70,000	893,200
Vacasa, Inc. – Class A (a)	200,000	1,664,000
		2,557,200
IT Services (1.9%)
Akamai Technologies, Inc. (a)(b)	14,500	1,697,080
BigCommerce Holdings, Inc. – Series 1 (a)	12,500	442,125
Unisys Corp. (a)	25,000	514,250
		2,653,455
Life Sciences Tools & Services (0.9%)
Bruker Corp.	12,500	1,048,875
Fluidigm Corp. (a)	50,000	196,000
		1,244,875
Machinery (0.2%)
Westinghouse Air Brake Technologies Corp.	3,000	276,330

Professional Services (0.9%)
CRA International, Inc.	13,500	1,260,360

Real Estate Investment Trusts (REITs) (1.5%)
Equinix, Inc.	2,000	1,691,680
American Tower Corp.	1,250	365,625
		2,057,305
Semiconductors & Semiconductor Equipment (27.1%) (d)
AXT, Inc. (a)	82,600	727,706
Entegris, Inc.	62,500	8,661,250
FormFactor, Inc. (a)	22,500	1,028,700
MKS Instruments, Inc.	22,000	3,831,740
NeoPhotonics Corp. (a)	45,000	691,650
Nova, Ltd. (Israel) (a)	60,000	8,790,000
PDF Solutions, Inc. (a)(b)	334,000	10,617,860
Photronics, Inc. (a)	35,000	659,750
Pivotal Systems Corp. (a)	20,000	12,732

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Common Stocks – Continued

Semiconductors & Semiconductor Equipment – Continued
SiTime Corp. (a)	5,000	$1,462,700
SkyWater Technology, Inc. (a)	19,150	310,613
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) – ADR	7,500	902,325
Veeco Instruments, Inc. (a)	11,000	313,170
		38,010,196
Software (6.5%)
The Trade Desk, Inc. – Class A (a)	12,000	1,099,680
Altair Engineering, Inc. – Class A (a)	5,250	405,930
Appian Corp. (a)	650	42,387
ChannelAdvisor Corp. (a)	19,350	477,558
Copperleaf Technologies, Inc. (Canada) (a)	18,200	343,152
ESI Group (France) (a)	22,210	1,881,282
Everbridge, Inc. (a)	4,900	329,917
GSE Systems, Inc. (a)(e)	1,364,000	2,332,440
Q2 Holdings, Inc. (a)	8,000	635,520
SEMrush Holdings, Inc. – Class A (a)	20,000	417,000
Telos Corp. (a)	49,400	761,748
WANdisco PLC (Jersey) (a)	77,500	438,481
		9,165,095
Specialty Retail (1.8%)
CarMax, Inc. (a)	19,500	2,539,485

Technology Hardware, Storage & Peripherals (6.1%)
Apple, Inc.	29,500	5,238,315
Intevac, Inc. (a)	104,000	489,840
Super Micro Computer, Inc. (a)	65,000	2,856,750
		8,584,905
Textiles, Apparel & Luxury Goods (0.2%)
Allbirds, Inc. – Class A (a)	21,550	324,974

Trading Companies & Distributors (0.9%)
Transcat, Inc. (a)	13,000	1,201,590

Total Common Stocks
(Cost $44,850,971)		$118,533,438

See accompanying notes to financial statements.

Annual Report 2021

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Short-Term Investments (14.1%)

Money Market Fund (14.1%)
Dreyfus Treasury Securities Cash Management – Institutional Class, 0.01% (c)
Total Short-Term Investments
(Cost $19,843,915)	19,843,915	$19,843,915
Total Investments (98.6%)
(Cost $64,694,886)		138,377,353
Other Assets in Excess of Liabilities (1.4%)		2,000,099
Net Assets (100.0%)		$140,377,452

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,519,020.
(c)	Rate shown is the seven day yield as of December 31, 2021
(d)	As of December 31, 2021, the Fund had a significant portion of its assets invested in the Semiconductors & Semiconductor Equipment industry.
(e)	Affiliated security. Please refer to Note 11 of the Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows:

Country	Long
United States^	90.0%
Israel	6.4%
France	1.4%
Taiwan	0.7%
Cayman Islands	0.6%
Germany	0.3%
Jersey	0.3%
Canada	0.3%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 14.3%

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments
December 31, 2021

	Shares	Fair Value
Common Stocks (99.2%)

Aerospace & Defense (1.8%)
HEICO Corp.	35,100	$5,062,122

Biotechnology (1.1%)
Editas Medicine, Inc. (a)	120,000	3,186,000

Chemicals (2.6%)
Aspen Aerogels, Inc. (a)	140,000	6,970,600
Flotek Industries, Inc. (a)	600,000	678,000
		7,648,600
Commercial Services & Supplies (0.7%)
ACV Auctions, Inc. – Class A (a)	103,350	1,947,114

Communications Equipment (8.2%)
ADTRAN, Inc.	446,150	10,185,604
Cambium Networks Corp. (Cayman Island) – ADR (a)	140,000	3,588,200
Infinera Corp. (a)	1,000,000	9,590,000
KVH Industries, Inc. (a)	25,900	238,021
		23,601,825
Electronic Equipment, Instruments & Components (16.0%)
Akoustis Technologies, Inc. (a)(b)	1,170,000	7,815,600
Arlo Technologies, Inc. (a)	120,000	1,258,800
Frequency Electronics, Inc. (a)(d)	538,500	5,309,610
II-VI, Inc. (a)	90,000	6,149,700
nLight, Inc. (a)	425,000	10,178,750
Vishay Intertechnology, Inc.	350,000	7,654,500
Vishay Precision Group, Inc. (a)(b)	200,000	7,424,000
		45,790,960
Health Care Equipment & Supplies (7.2%)
Inogen, Inc. (a)	6,432	218,688
Sientra, Inc. (a)	2,195,850	8,058,770
ViewRay, Inc. (a)	2,257,220	12,437,282
		20,714,740
IT Services (5.4%)
BigCommerce Holdings, Inc. – Series 1 (a)	175,000	6,189,750
Limelight Networks, Inc. (a)(b)	2,750,000	9,432,500
		15,622,250
Life Sciences Tools & Services (4.7%)
Fluidigm Corp. (a)	3,425,000	13,426,000

Oil, Gas & Consumable Fuels (0.5%)
Navigator Holdings, Ltd. (Marshall Islands) – ADR (a)	150,000	1,330,500

Pharmaceuticals (0.1%)
Agile Therapeutics, Inc. (a)	350,000	170,835

Semiconductors & Semiconductor Equipment (22.4%)
Advanced Energy Industries, Inc.	80,000	7,284,800
AXT, Inc. (a)	1,100,000	9,691,000
Azenta, Inc.	50,000	5,155,500

See accompanying notes to financial statements.

Annual Report 2021

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Common Stocks – Continued

Semiconductors & Semiconductor Equipment – Continued
FormFactor, Inc. (a)(b)	170,000	$7,772,400
MKS Instruments, Inc.	40,000	6,966,800
NeoPhotonics Corp. (a)	800,000	12,296,000
PDF Solutions, Inc. (a)	123,790	3,935,284
Photronics, Inc. (a)	207,150	3,904,778
SkyWater Technology, Inc. (a)	8,350	135,437
Veeco Instruments, Inc. (a)	250,000	7,117,500
		64,259,499
Software (25.7%)
8x8, Inc. (a)	600,000	10,056,000
Alteryx, Inc. – Class A (a)	204,500	12,372,250
Benefitfocus, Inc. (a)	1,300,000	13,858,000
Duck Creek Technologies, Inc. (a)	90,000	2,709,900
Everbridge, Inc. (a)	60,000	4,039,800
Sumo Logic, Inc. (a)	560,000	7,593,600
Telos Corp. (a)	832,750	12,841,005
Upland Software, Inc. (a)	180,000	3,229,200
Yext, Inc. (a)	700,000	6,944,000
		73,643,755
Technology Hardware, Storage & Peripherals (2.8%)
Intevac, Inc. (a)(d)	1,712,800	8,067,288

Total Common Stocks
(Cost $285,082,797)		$284,471,488

Warrants (0.0%)

Pharmaceuticals (0.0%)
Agile Therapeutics, Inc., 0.85% (a)	175,000	55,440
Total Warrants
(Cost $1,750)		55,440

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2021

	Shares	Fair Value
Short-Term Investments (1.7%)

Money Market Fund (1.7%)
Dreyfus Treasury Securities Cash Management – Institutional Class, 0.01% (c)
Total Short-Term Investments
(Cost $4,759,305)	4,759,305	$4,759,305
Total Investments (100.9%)
(Cost $289,843,852)		289,286,233
Liabilities in Excess of Other Assets (0.9%)		(2,601,240)
Net Assets (100.0%)		$286,684,993

Percentages are stated as a percent of net assets.
Industry classifications may be different than those used for compliance purposes.
(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $1,604,120.
(c)	Rate shown is the seven-day yield as of December 31, 2021.
(d)	Affiliated security. Please refer to Note 11 of the Financial Statements.

ADR	American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

Distribution of investments by country or territory of incorporation, as a percentage of Total Investments, is as follows (Unaudited):

Country	Long
United States^	98.3%
Cayman Island	1.2%
Marshall Islands	0.5%
Total	100.0%

^	United States allocation includes Short-Term Investment-Money Market Fund of 1.6%

See accompanying notes to financial statements.

Annual Report 2021

Statements of Assets and Liabilities
December 31, 2021

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at Value:
Unaffiliated Securities, (Cost $84,985,109, $62,289,241, $274,992,661)	$209,762,976	$136,044,913	$275,909,335
Affiliated Securities, (Cost $—, $2,405,645, $14,851,191)	—	$2,332,440	$13,376,898
Receivables:
Dividends and Interest	30,151	5,199	197
Fund Shares Sold	6,616,240	3,443,061	2,253,273
Investment Securities Sold	923,345	—	824,194
Prepaid Expenses	79,089	37,317	69,333
Total Assets	217,411,701	141,862,930	292,433,230

Liabilities
Due to Broker	—	323,922	—
Payables:
Investment Securities Purchased	167,892	812,817	3,007,269
Fund Shares Redeemed	6,557	175,637	2,390,483
Due to Adviser	211,080	104,592	174,082
Distribution Fees	22,019	12,333	21,645
Administration and Accounting Fees	29,967	19,894	43,297
Transfer Agent Fees	13,922	10,687	41,277
Audit and Tax Fees	34,433	18,182	—
Directors’ Fees	7,524	4,274	488
Accrued Expenses and Other Liabilities	9,180	3,140	69,696
Total Liabilities	502,574	1,485,478	5,748,237
Total Net Assets	$216,909,127	$140,377,452	$286,684,993

Retail Class Shares
Net Assets	101,366,234	63,598,901	112,830,412
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,515,229	1,567,939	4,865,283
Net Asset Value and Offering Price Per Share	$66.90	$40.56	$23.19

Institutional Class Shares
Net Assets	115,542,893	76,778,551	173,854,580
Shares Issued and Outstanding $0.001 Par Value
(Authorized 800,000,000,100,000,000 and 100,000,000 respectively)	1,673,155	1,823,383	7,148,018
Net Asset Value and Offering Price Per Share	$69.06	$42.11	$24.32

Components of Net Assets
Paid-in Capital	90,079,433	66,700,141	280,351,963
Distributable Earnings	126,829,694	73,677,311	6,333,030
Total Net Assets	$216,909,127	$140,377,452	$286,684,993

See accompanying notes to financial statements.

Needham Funds

Statements of Operations
For the year ended December 31, 2021

		Needham	Needham
	Needham	Aggressive	Small Cap
	Growth Fund	Growth Fund	Growth Fund
Investment Income
Dividend Income from unaffiliated securities
(net of foreign withholding tax of $3,547, $3,149, $-)	$639,466	$211,948	$372,464
Interest Income	710	170	1,856
Total Investment Income	640,176	212,118	374,320

Expenses
Investment Advisory Fees	2,092,174	1,156,189	3,460,789
Distribution Fees	229,875	114,091	280,428
Administration and Accounting Fees	182,279	116,987	302,306
Transfer Agent Fees	61,256	40,325	176,375
Legal Fees	46,390	26,491	81,635
Filing Fees	43,697	34,935	46,232
Audit and Tax Fees	38,391	13,432	47,145
Directors’ Fees	18,891	10,557	19,763
Custodian Fees	17,075	12,818	33,031
Chief Compliance Officer Fees	11,644	6,485	18,856
Printing Fees	11,456	3,572	24,363
Interest Expense(1)	185	—	803
Other Expenses	20,280	13,125	91,051
Total Expenses	2,773,593	1,549,007	4,582,777
Fees Waived by Investment Adviser	(76,378)	(169,327)	(639,777)
Fees Recouped by Adviser	—	17,527	76,376
Net Expenses	2,697,215	1,397,207	4,019,376
Net Investment Loss	(2,057,039)	(1,185,089)	(3,645,056)

Net Realized / Change in Unrealized Gain (Loss) from Investments,
Securities Sold Short, Foreign Currency Transactions and Currency
Net Realized Gain from Unaffiliated Securities	11,896,868	7,539,565	54,994,601
Net Realized Gain (Loss) from Affiliated Securities	—	(4,573)	6,099,060
Net Realized Loss from Securities Sold Short	(64,954)	—	(257,227)
Net Realized Gain from Foreign Currency Transactions and Currency	—	6,830	—
Change in Unrealized Appreciation (Depreciation) on Unaffiliated
Investments and Securities Sold Short	30,202,068	22,596,823	(35,246,273)
Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	—	517,116	(6,675,978)
Change in Unrealized Depreciation on Foreign Currency Transactions and Currency	—	(1,653)	—
Net Realized / Change in Unrealized Gain from Investments,
Securities Sold Short, Foreign Currency Transactions and Currency	42,033,982	30,654,108	18,914,183
Change in Net Assets Resulting from Operations	$39,976,943	$29,469,019	$15,269,127

(1)	Expense related to securities sold short.

See accompanying notes to financial statements.

Annual Report 2021

Needham Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(2,057,039)	$(1,198,665)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	11,831,914	12,041,222
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	30,202,068	30,373,279
Change in Net Assets Resulting from Operations	39,976,943	41,215,836

Distributable Earnings:
Retail Class	(6,609,791)	(4,431,004)
Institutional Class	(6,714,291)	(3,047,130)
Total Distributable Earnings	(13,324,082)	(7,478,134)

Capital Transactions:
Retail Class:
Shares Issued	10,831,860	3,900,254
Shares Issued in Reinvestment of Distribution	6,263,875	4,192,361
Shares Exchanged for Institutional Class Shares	(766,301)	(195,232)
Shares Redeemed	(12,784,502)	(10,572,031)
Institutional Class:
Shares Issued	43,574,350	9,231,988
Shares Issued in Reinvestment of Distribution	6,484,070	2,910,539
Shares Issued in Exchange for Retail Class Shares	766,302	195,232
Shares Redeemed	(4,786,939)	(13,212,519)
Total Change in Net Assets from Capital Transactions	49,582,715	(3,549,408)

Change in Net Assets	76,235,576	30,188,295

Total Net Assets
Beginning of Year	140,673,551	110,485,256
End of Year	$216,909,127	$140,673,551

Share Transaction:
Retail Class:
Number of Shares Issued	160,422	83,429
Number of Shares Reinvested	90,245	83,463
Number of Shares Exchanged for Institutional Class Shares	(11,849)	(4,844)
Number of Shares Redeemed	(202,111)	(243,966)
Change in Retail Class Shares	36,707	(81,918)
Institutional Class:
Number of Shares Issued	629,968	199,217
Number of Shares Reinvested	90,547	56,482
Number of Shares Issued in Exchange for Retail Class Shares	11,515	4,741
Number of Shares Redeemed	(70,897)	(298,025)
Change in Institutional Class Shares	661,133	(37,585)
Total Change in Shares	697,840	(119,503)

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(1,185,089)	$(703,046)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	7,541,822	4,599,009
Net Change in Unrealized Appreciation on Investments,
Securities Sold Short, Foreign Currency Translations	23,112,286	20,747,186
Change in Net Assets Resulting from Operations	29,469,019	24,643,149

Distributable Earnings:
Retail Class	(3,505,617)	(1,502,908)
Institutional Class	(3,738,621)	(1,225,683)
Total Distributable Earnings	(7,244,238)	(2,728,591)

Capital Transactions:
Retail Class:
Shares Issued	17,590,552	3,289,524
Shares Issued in Reinvestment of Distribution	3,443,051	1,477,591
Shares Exchanged for Institutional Class Shares	(2,770,037)	(29,758)
Shares Redeemed	(6,070,119)	(6,766,562)
Institutional Class:
Shares Issued	33,454,969	3,509,528
Shares Issued in Reinvestment of Distribution	3,737,661	1,225,683
Shares Issued in Exchange for Retail Class Shares	2,770,037	29,758
Shares Redeemed	(8,393,730)	(6,319,760)
Total Change in Net Assets from Capital Transactions	43,762,384	(3,583,996)

Change in Net Assets	65,987,165	18,330,562

Total Net Assets
Beginning of Year	74,390,287	56,059,725
End of Year	$140,377,452	$74,390,287

Share Transaction:
Retail Class:
Number of Shares Issued	446,334	135,223
Number of Shares Reinvested	84,430	52,249
Number of Shares Exchanged for Institutional Class Shares	(73,582)	(1,385)
Number of Shares Redeemed	(164,073)	(300,078)
Change in Retail Class Shares	293,109	(113,991)
Institutional Class:
Number of Shares Issued	824,655	123,526
Number of Shares Reinvested	88,361	42,178
Number of Shares Issued in Exchange for Retail Class Shares	71,151	1,355
Number of Shares Redeemed	(211,402)	(277,881)
Change in Institutional Class Shares	772,765	(110,822)
Total Change in Shares	1,065,874	(224,813)

See accompanying notes to financial statements.

Annual Report 2021

Needham Small Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Change in Net Assets
Operations:
Net Investment Loss	$(3,645,056)	$(2,339,092)
Net Realized Gain from Investments, Securities Sold Short,
Foreign Currency Transactions, and Currency	60,836,434	53,873,605
Net Change in Unrealized Depreciation (Appreciation) on Investments,
Securities Sold Short, Foreign Currency Translations	(41,922,251)	33,274,052
Change in Net Assets Resulting from Operations	15,269,127	84,808,565

Distributable Earnings:
Retail Class	(24,383,677)	(11,544,719)
Institutional Class	(34,026,765)	(8,098,648)
Total Distributable Earnings	(58,410,442)	(19,643,367)

Capital Transactions:
Retail Class:
Shares Issued	105,261,275	84,446,459
Shares Issued in Reinvestment of Distribution	22,837,418	11,109,353
Shares Exchanged for Institutional Class Shares	(5,552,115)	(924,436)
Shares Redeemed	(81,878,650)	(130,361,522)
Institutional Class:
Shares Issued	181,275,931	79,913,591
Shares Issued in Reinvestment of Distribution	31,653,377	7,675,706
Shares Issued in Exchange for Retail Class Shares	5,552,115	924,743
Shares Redeemed	(146,472,526)	(32,909,473)
Total Change in Net Assets from Capital Transactions	112,676,825	19,874,421

Change in Net Assets	69,535,510	85,039,619

Total Net Assets
Beginning of Year	217,149,483	132,109,864
End of Year	$286,684,993	$217,149,483

Share Transaction:
Retail Class:
Number of Shares Issued	3,671,285	4,553,066
Number of Shares Reinvested	921,235	529,269
Number of Shares Exchanged for Institutional Class Shares	(210,245)	(43,421)
Number of Shares Redeemed	(2,974,884)	(6,443,142)
Change in Retail Class Shares	1,407,391	(1,404,228)
Institutional Class:
Number of Shares Issued	6,080,028	3,581,702
Number of Shares Reinvested	1,218,844	354,372
Number of Shares Issued in Exchange for Retail Class Shares	201,656	42,326
Number of Shares Redeemed	(5,154,426)	(1,769,931)
Change in Institutional Class Shares	2,346,102	2,208,469
Total Change in Shares	3,753,493	804,241

See accompanying notes to financial statements.

Needham Funds

Needham Growth Fund

Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Year	$55.89	$41.99	$33.04		$42.91	$43.40
Investment Operations
Net Investment Loss	(0.89)	(0.56)	(0.48)		(0.88)	(0.78)
Net Realized and Unrealized Gain (Loss) on Investments	16.53	17.66	14.18		(3.11)	4.45
Total from Investment Operations	15.64	17.10	13.70		(3.99)	3.67

Less Distributions
Net Realized Gains	(4.63)	(3.20)	(4.75)		(5.88)	(4.16)
Total Distributions	(4.63)	(3.20)	(4.75)		(5.88)	(4.16)

Capital Contributions
Redemption Fees	—	—	—		—	— (1)
Total Capital Contributions	—	—	—		—	— (1)
Net Asset Value, End of Year	$66.90	$55.89	$41.99		$33.04	$42.91

Total Return	27.68%	41.59%	42.31	%(2)	(10.26)%	8.32%
Net Assets, End of Year (000’s)	$101,366	$82,628	$65,526		$54,245	$78,014
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.78%	1.85%	1.98%		2.76%	2.34%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.78%	1.85%	1.95%		1.92%	1.90%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.78%	1.83%	2.01%		2.76%	2.34%
Ratio of Net Investment Loss to Average Net Assets	(1.40)%	(1.23)%	(1.21)%		(2.07)%	(1.73)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.40)%	(1.21)%	(1.24)%		(2.07)%	(1.73)%
Portfolio turnover rate	15%	15%	13%		8%	9%

(1)	Value is less than $0.005 per share.
(2)	The returns reflect the actual performance for each period and do not include the impact of rounding adjustments for financial reporting purposes.

See accompanying notes to financial statements.

Annual Report 2021

Needham Growth Fund

Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$57.36	$42.83	$33.45	$43.15	$43.40
Investment Operations
Net Investment Loss	(0.68)	(0.36)	(0.26)	(0.65)	(0.56)
Net Realized and Unrealized Gain (Loss) on Investments	17.01	18.09	14.39	(3.17)	4.47
Total from Investment Operations	16.33	17.73	14.13	(3.82)	3.91

Less Distributions
Net Realized Gains	(4.63)	(3.20)	(4.75)	(5.88)	(4.16)
Total Distributions	(4.63)	(3.20)	(4.75)	(5.88)	(4.16)
Net Asset Value, End of Year	$69.06	$57.36	$42.83	$33.45	$43.15

Total Return	28.18%	42.24%	43.13%	(9.83)%	8.89%
Net Assets, End of Year (000’s)	$115,543	$58,046	$44,959	$29,149	$32,476
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.40%	1.40%	1.43%	2.21%	1.90%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.50%	1.58%	1.73%	2.48%	2.15%
Ratio of Net Investment Loss to Average Net Assets	(1.02)%	(0.77)%	(0.65)%	(1.52)%	(1.24)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.12)%	(0.96)%	(0.95)%	(1.79)%	(1.49)%
Portfolio turnover rate	15%	15%	13%	8%	9%

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021		2020		2019	2018	2017
Net Asset Value, Beginning of Year	$31.58		$21.77		$16.86	$23.07	$22.29
Investment Operations
Net Investment Loss	(0.59)		(0.37)		(0.30)	(0.54)	(0.49)
Net Realized and Unrealized Gain (Loss) on Investments	12.45		11.41		7.53	(2.88)	2.46
Total from Investment Operations	11.86		11.04		7.23	(3.42)	1.97

Less Distributions
Net Realized Gains	(2.88)		(1.23)		(2.32)	(2.79)	(1.19)
Total Distributions	(2.88)		(1.23)		(2.32)	(2.79)	(1.19)

Capital Contributions
Redemption Fees	—		—		—	—	— (1)
Total Capital Contributions	—		—		—	—	— (1)
Net Asset Value, End of Year	40.56		31.58		21.77	$16.86	$23.07

Total Return	37.54%		51.39%		43.93%	(15.80)%	8.73%
Net Assets, End of Year (000’s)	$63,599		$40,258		$30,238	$27,119	$41,107
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.86	%(2)	1.95	%(2)	2.02%	2.91%	2.63%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.86	%(2)	1.95	%(2)	1.95%	1.95%	1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.82%		1.96%		2.17%	2.97%	2.65%
Ratio of Net Investment Loss to Average Net Assets	(1.62)%		(1.56)%		(1.46)%	(2.40)%	(2.12)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.59)%		(1.57)%		(1.61)%	(2.46)%	(2.14)%
Portfolio turnover rate	12%		13%		9%	8%	15%

(1)	Value is less than $0.005 per share.
(2)
Effective June 1, 2020, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2021 to the extent Total Annual Fund Operating Expenses exceed 1.85% of the average daily net assets of the Retail Class shares of the Fund. Previously, the Adviser had contractually agreed to waive its fee and, if necessary, reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeded 1.95% of the average daily net assets of the Retail Class shares of the Fund.

See accompanying notes to financial statements.

Annual Report 2021

Needham Aggressive Growth Fund

Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021		2020		2019	2018	2017
Net Asset Value, Beginning of Year	$32.49		$22.23		$17.08	$23.21	$22.29
Investment Operations
Net Investment Loss	(0.36)		(0.22)		(0.19)	(0.42)	(0.39)
Net Realized and Unrealized Gain (Loss) on Investments	12.86		11.71		7.66	(2.92)	2.50
Total from Investment Operations	12.50		11.49		7.47	(3.34)	2.11

Less Distributions
Net Realized Gains	(2.88)		(1.23)		(2.32)	(2.79)	(1.19)
Total Distributions	(2.88)		(1.23)		(2.32)	(2.79)	(1.19)
Net Asset Value, End of Year	$42.11		$32.49		$22.23	$17.08	$23.21

Total Return	38.43%		52.36%		44.79%	(15.36)%	9.36%
Net Assets, End of Year (000’s)	$76,778		$34,132		$25,821	$13,478	$20,441
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18	%(1)	1.33	%(1)	1.46%	2.35%	2.22%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.18	%(1)	1.32	%(1)	1.40%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.53%		1.71%		1.90%	2.79%	2.64%
Ratio of Net Investment Loss to Average Net Assets	(0.95)%		(0.94)%		(0.90)%	(1.84)%	(1.69)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.30)%		(1.32)%		(1.34)%	(2.28)%	(2.11)%
Portfolio turnover rate	12%		13%		9%	8%	15%

(1)
Effective June 1, 2020, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2021 to the extent Total Annual Fund Operating Expenses exceed 1.18% of the average daily net assets of the Institutional Class shares of the Fund. Previously, the Adviser had contractually agreed to waive its fee and, if necessary, reimburse the Fund to the extent Total Annual Fund Operating Expenses exceeded 1.40% of the average daily net assets of the Institutional Class shares of the Fund.

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund

Financial Highlights

	Retail Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Year	$25.80	$17.59	$12.40		$15.67		$15.25
Investment Operations
Net Investment Loss	(0.48)	(0.32)	(0.22)		(0.19)		(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	3.69	12.06	6.89		(0.32)		1.99
Total from Investment Operations	3.21	11.74	6.67		(0.51)		1.81

Less Distributions
Net Realized Gains	(5.82)	(3.53)	(1.48)		(2.76)		(1.40)
Total Distributions	(5.82)	(3.53)	(1.48)		(2.76)		(1.40)

Capital Contributions
Redemption Fees	—	—	—		—	(1)	0.01
Total Capital Contributions	—	—	—		—	(1)	0.01
Net Asset Value, End of Year	$23.19	$25.80	$17.59		$12.40		$15.67

Total Return	10.98%	71.35%	54.45%		(5.13	)%(3)	11.88	%(3)
Net Assets, End of Year (000’s)	$112,830	$89,206	$85,521		$12,487		$19,317
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.85%	1.85%	1.87	%(2)	1.95%		1.95%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.85%	1.85%	1.87	%(2)	1.95%		1.95%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.83%	1.80%	2.07%		2.19%		2.15%
Ratio of Net Investment Loss to Average Net Assets	(1.72)%	(1.64)%	(1.36)%		(1.20)%		(1.14)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.70)%	(1.59)%	(1.56)%		(1.44)%		(1.34)%
Portfolio turnover rate	133%	191%	136%		103%		80%

(1)	Value is less than $0.005 per share.
(2)
Effective April 1, 2019, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2020 to the extent Total Annual Fund Operating Expenses exceed 1.85% of the average daily net assets of the Retail Class shares of the Fund.

(3)	The returns reflect the actual performance for each period and do not include the impact of rounding adjustments for financial reporting purposes.

See accompanying notes to financial statements.

Annual Report 2021

Needham Small Cap Growth Fund

Financial Highlights

	Institutional Class
	Year Ended December 31,
(For a Share Outstanding Throughout each Year)	2021	2020	2019		2018		2017
Net Asset Value, Beginning of Year	$26.64	$17.96	$12.57		$15.76		$15.25
Investment Operations
Net Investment Loss	(0.31)	(0.20)	(0.12)		(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.81	12.41	6.99		(0.33)		1.98
Total from Investment Operations	3.50	12.21	6.87		(0.43)		1.91

Less Distributions
Net Realized Gains	(5.82)	(3.53)	(1.48)		(2.76)		(1.40)
Total Distributions	(5.82)	(3.53)	(1.48)		(2.76)		(1.40)
Net Asset Value, End of Year	$24.32	$26.64	$17.96		$12.57		$15.76

Total Return	11.74%	72.51%	55.31%		(4.58	)%(2)	(12.48	)%(2)
Net Assets, End of Year (000’s)	$173,855	$127,943	$46,589		$12,168		$10,325
Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets	1.18%	1.18%	1.22	%(1)	1.40%		1.40%
Ratio of Net Expenses to Average Net Assets
(before interest and dividend expense)	1.18%	1.18%	1.22	%(1)	1.40%		1.40%
Ratio of Total Expenses to Average Net Assets
(before waiver and reimbursement of expenses)	1.54%	1.57%	1.83%		1.95%		2.08%
Ratio of Net Investment Loss to Average Net Assets	(1.04)%	(0.97)%	(0.72)%		(0.65)%		(0.41)%
Ratio of Net Investment Loss to Average Net Assets
(before waivers and reimbursements of expenses)	(1.40)%	(1.35)%	(1.33)%		(1.21)%		(1.09)%
Portfolio turnover rate	133%	191%	136%		103%		80%

(1)
Effective April 1, 2019, the Adviser has contractually agreed to waive its fee and, if necessary, reimburse the Fund until April 30, 2020 to the extent Total Annual Fund Operating Expenses exceed 1.15% of the average daily net assets of the Institutional Class shares of the Fund.

(2)	The returns reflect the actual performance for each period and do not include the impact of rounding adjustments for financial reporting purposes.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements
December 31, 2021

1.   Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The portfolios are “diversified” for purposes of the 1940 Act. Please refer to the most recently filed Registration Statement and Statement of Additional Information for a detailed description of each Portfolio’s investment strategy. The Company was organized as a Maryland corporation on October 12, 1995. NGF, NAGF, and NSCGF each currently offer two classes, the Retail Class and the Institutional Class. The Institutional Class of each Portfolio commenced operations on December 30, 2016.

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.   Class Specific Expenses

Class level expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Portfolio. Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Portfolio expenses are allocated by class based on relative net assets. Distribution Fees incurred in connection with the Company’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 are expensed at 0.25% of average daily net assets of the Retail Class shares, and the specific amounts are detailed in Note 5.

3.   Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: Portfolio securities for which market quotations are readily available are stated at the last reported sale price reported by the principal exchange for the security as of the exchange’s close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices. Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded. If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded. Non-exchange traded options will also be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below. All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange closes, are valued at their fair value as determined in good faith by the Company’s Board of Directors (the “Board”) in accordance with Fair Value Procedures established by the Board. The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) designated by the Board.

When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The securities of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded.

The Portfolios did not value any securities in accordance with the Fair Value Procedures as of December 31, 2021.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income, distributions to shareholders and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense from securities sold short is recorded on an accrual basis.

Annual Report 2021

Notes to Financial Statements (Continued)
December 31, 2021

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of realized/unrealized gains arising from changes in the exchange rates are included with the net realized/unrealized gain (loss) from affiliated and unaffiliated securities, securities sold short and foreign currency translations. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement. These instruments involve securities and currency market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts. The Portfolios did not enter into forward currency contracts during the year ended December 31, 2021.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of December 31, 2021, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2021, open Federal tax years include the tax years ended December 31, 2017 through December 31, 2021, and open New York tax years include the tax years ended December 31, 2017 through December 31, 2021. The Portfolios have no tax examinations in progress.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the times the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy.

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2021

The following is a summary categorization, as of December 31, 2021, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

Needham Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$185,960,800	$—	$—	$185,960,800
Short-Term Investments	23,802,176	—	—	23,802,176
Total	$209,762,976	$—	$—	$209,762,976

Needham Aggressive Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$118,230,491	$302,947	$—	$118,533,438
Short-Term Investments	19,843,915	—	—	19,843,915
Total	$138,074,406	$302,947	$—	$138,377,353

Needham Small Cap Growth Fund

Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$284,471,488	$—	$—	$284,471,488
Warrants	—	—	55,440	55,440
Short-Term Investments	4,759,305	—	—	4,759,305
Total	$289,230,793	$—	$55,440	$289,286,233

(1)	Please refer to the Schedule of Investments to view segregation by industry.

4.   Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments pursuant to an Investment Advisory Agreement. The Company pays the Adviser an investment advisory fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into an agreement with the Company (the “Expense Limitation Agreement”) whereby the Adviser has contractually agreed to waive its investment advisory fee for, and to reimburse expenses of, the Institutional Class and Retail Class shares of each Portfolio in an amount that limits annual operating expenses to not more than 1.40% and 1.95% for NGF or 1.18% and 1.85% for NAGF, and 1.18% and 1.85% for NSCGF, of the average daily net assets of the Portfolio’s Institutional Class and Retail Class, respectively (excluding taxes, interest, brokerage, dividends on short positions, acquired fund fees and expenses and extraordinary items, but including the investment advisory fee stated in the Investment Advisory Agreement). The Expense Limitation Agreement is effective for the period from May 1, 2021 through April 30, 2022. The Expense Limitation Agreement shall continue in effect from year to year thereafter only upon mutual agreement of the Company and the Adviser. Similar agreements were in effect for certain prior periods.

Any reimbursements or fee waivers made by the Adviser in respect of a Portfolio are subject to recoupment by the Adviser, to the extent that the Portfolio is able to make the repayment within the expense limitation established in the Expense Limitation Agreement. Under the Expense Limitation Agreement, the Adviser has a right to receive from each Portfolio class reimbursement for fee waivers and/or expense reimbursements made pursuant to the Agreement for a period of up to 36 months from the time of any waiver or reimbursement. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through December 31 of the year indicated:

	2024	2023	2022	Total
NGF (Retail Class)	$—	$—	$—	$—
NGF (Institutional Class)	76,378	88,423	110,106	274,907
NAGF (Retail Class)	5,848	23,466	45,600	74,914
NAGF (Institutional Class)	163,479	117,483	77,228	358,190
NSCGF (Retail Class)	55,520	—	—	55,520
NSCGF (Institutional Class)	584,257	214,920	124,826	924,003

The Company and Fund Services (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate based on a percentage of the value of each Portfolio’s assets. The Administrator is also compensated for any out of pocket expenses that are reasonably incurred in carrying out its duties under this agreement. The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Annual Report 2021

Notes to Financial Statements (Continued)
December 31, 2021

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”), an affiliate of the Adviser. Such officers receive no fees from the Company for serving as officers of the Company. Each of the three Directors who is not an “interested person” (as defined in the 1940 Act) of the Company (each, an “Independent Director”) receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Audit Committee of the Board and receives a fee of $500 per meeting attended. An affiliate of the Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. The affiliate pays the Chief Compliance Officer’s compensation for acting as such and the Company reimburses the affiliate for the Company’s allocated portion of the expense.

5.   Distribution Plan and Brokerage Commissions

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay compensation to the Distributor or any other distributor or financial institution with which the Company has an agreement with respect to the Retail Class of each Portfolio, with the amount of such compensation not to exceed an annual rate of 0.25% of the daily average net assets of each Portfolio’s Retail Class shares.

During the year ended December 31, 2021, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $14,974, $14,001, and $218,162, respectively.

6.   Temporary Borrowings

Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the year ended December 31, 2021.

7.   Short Sale Transactions

During the year ended December 31, 2021, NGF and NSCGF sold securities short. Upon selling a security short, the Portfolios record an asset for the settlement amount as “Deposit with Broker for Securities Sold Short” and a corresponding liability, which is marked-to-market to reflect current value. The broker for the Portfolios’ short sale transactions requires maintenance by each Portfolio of a minimum amount of collateral at all times, regardless of whether any short sales are outstanding. To the extent necessary to meet the broker’s collateral requirements for open short positions, additional securities will be segregated above the minimum to cover the short positions. At December 31, 2021, the market value of securities separately segregated to cover short positions was $1,211,850, $1,519,020, and $1,604,120 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $0, $0 and $0 pledged as collateral with a broker in connection with any open short positions for NGF, NAGF, and NSCGF, respectively at December 31, 2021. None of the Funds held any securities sold short at December 31, 2021.

8.   Investment Transactions

The following summarizes the aggregate amount of the cost of purchases and proceeds from sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2021:

	Purchases	Sales
NGF
Long Transactions	$30,586,247	$23,662,260
Short Sale Transactions	—	286,566
NAGF
Long Transactions	25,529,820	11,150,016
Short Sale Transactions	—	—
NSCGF
Long Transactions	404,842,671	340,073,640
Short Sale Transactions	—	1,134,245

There were no purchases or sales of U.S. government securities during the year ended December 31, 2021. See footnote 11 for details of transactions with affiliates.

9.   Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may engage in transactions with off-balance sheet risk, including securities sold short, written options, futures, and forward currency contracts. Transactions in certain financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2021

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.   Indemnification

Under the Company’s organizational documents, the Company’s Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.   Transactions with Affiliates

NAGF owned 5% or more of the voting securities of the following company during the year ended December 31, 2021. As a result, this company is deemed to be an “affiliated person” (as defined in the 1940 Act) of NAGF (and the other Portfolios). Transactions during the year in this affiliated company were as follows:

				Net Change	Net				Share
	Value at			in Unrealized	Realized		Value at		Balance
	January 1,	Value of	Value of	Appreciation	Gains	Dividend	December 31,		December 31,
Security Name	2021	Purchases	Sales	(Depreciation)	(Losses)	Income	2021		2021
GSE Systems, Inc.	$1,396,065	$491,672	$(67,914)	$517,191	$(4,573)	$—	$2,332,440	*	$1,364,000

*	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

NSCGF owned 5% or more of the voting securities of the following companies during the year ended December 31, 2021. As a result, these companies are deemed to be “affiliated persons” (as defined in the 1940 Act) of NSCGF (and the other Portfolios). Transactions during the year in these affiliated companies were as follows:

				Net Change	Net				Share
	Value at			in Unrealized	Realized		Value at		Balance
	January 1,	Value of	Value of	Appreciation	Gains	Dividend	December 31,		December 31,
Security Name	2021	Purchases	Sales	(Depreciation)	(Losses)	Income	2021		2021
EMCORE Corp.	$8,175,000	$501,002	$(11,669,000)	$(3,076,851)	$6,069,849	$—	$—	*	—
Frequency
Electronics, Inc.	—	5,174,316	—	135,294	—	—	5,309,610	**	538,500
Intevac, Inc.	8,799,574	3,405,803	(432,880)	(3,734,421)	29,211	—	8,067,288	**	1,712,800
Total	$16,974,574	$9,081,121	$(12,101,880)	$(6,675,978)	$6,099,060	$—	$13,376,898		2,251,300

*	Issuer was no longer an affiliate as of December 31, 2021.
**	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statements of Assets and Liabilities.

12.   Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below). Permanent differences are generally due to differing treatment of net investment losses and distributions paid in connection with redemptions. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

Annual Report 2021

Notes to Financial Statements (Continued)
December 31, 2021

As of December 31, 2021, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
NGF	$85,053,988	$129,982,753	$(5,273,766)	$124,708,987
NAGF	64,698,389	77,830,690	(4,153,379)	73,677,311
NSCGF	290,432,841	36,029,151	(34,338,023)	(1,146,608)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses and as it relates to NAGF Passive Foreign Investment Company income.

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$10,422	$—	$988,553
Undistributed long-term capital gains	2,110,264	—	6,491,085
Unrealized appreciation (depreciation)	124,708,987	73,677,311	(1,146,608)
Total accumulated earnings (loss)	$126,829,694	$73,677,311	$6,333,030

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$767,099	$123,340	$48,253,017
Net long-term capital gains	12,556,983	7,120,898	10,157,425
Total distributions paid	$13,324,082	$7,244,238	$58,410,442

In 2021 a portion of dividends was distributed in connection with NEEGX, NEAGX, and NESGX redemptions. The tax character of distributions paid during the year ended December 31, 2020 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$678,314	$1,062	$19,078,759
Net long-term capital gains	6,799,819	2,727,529	564,608
Total distributions paid	$7,478,133	$2,728,591	$19,643,367

In 2020 a portion of dividends was distributed in connection with NEEGX, NEAGX, and NESGX redemptions.

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2021, the Portfolios had no such losses to defer.

As of December 31, 2021, none of the Portfolios had accumulated capital loss carryovers.

13.   New Accounting Pronouncement and Regulatory Update

In December 2021, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

14.   Change in Independent Accountant (Unaudited)

On November 19, 2021, KPMG LLP (“KPMG”) resigned as independent accountants of the fund.

The reports of KPMG on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the fiscal years ended December 31, 2019 and December 31, 2020, and the subsequent period through November 19, 2021, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such years.

Needham Funds

Notes to Financial Statements (Continued)
December 31, 2021

The Fund, with the approval of its board of Directors and Audit Committee, engaged RSM US LLP as its new independent accountants as of December 20, 2021.

15.   Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors The Needham Funds, Inc.:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund, each a “Portfolio” of The Needham Funds, Inc. (collectively, the “Portfolios”), including the schedules of investments as of December 31, 2021, the related statements of operations, changes in net assets for the year then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2021, and the results of its operations, changes in net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets of the Portfolios for the year ended December 31, 2020, and the financial highlights for the years ended December 31, 2020, December 31, 2019, December 31, 2018, and December 31, 2017, for the Portfolios were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 26, 2021.

Basis for Opinion
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodians and brokers . Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

RSM US LLP

We have served as the auditor for The Needham Funds, Inc. since 2021

Boston, Massachusetts
February 28, 2022

Needham Funds

Information about Directors and Officers (Unaudited)
December 31, 2021

Information pertaining to the Directors and Officers of the Company is set forth below.

The Portfolios’ Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 250 Park Avenue, New York, NY 10177. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

	Term of Office	Portfolios in the	Principal Occupations(s)
Name, Year of Birth	and Length of	Fund Complex	During Past 5 Years
and Position with	Term Served by	Overseen by	and Other Directorships
the Company	Director/Officer	Director/Officer	Held by Director/Officer
Independent Directors
John W. Larson,	Indefinite;	Three	Currently retired. Partner at the law firm of Morgan,
Year of Birth: 1935	Since 2006		Lewis & Bockius LLP from 2003 until retiring in December 2009.
Director			Partner at the law firm of Brobeck, Phleger & Harrison LLP
from 1969 until 2003. From July 1971 to September 1973 worked in government service as Assistant Secretary of the United States
Department of the Interior and Counselor to George P. Schultz,
Chairman of the Cost of Living Council. Director of Wage
Works, Inc. (an employee benefits company) from 2000
until 2018. Director of Sangamo BioSciences, Inc. since 1996.
F. Randall Smith,	Indefinite;	Three	Founder, Member of Investment Committee, Investment Analyst
Year of Birth: 1938	Since 1996		and Portfolio Manager of Capital Counsel LLC (a registered
Director			investment adviser) since September 1999; President
from 1999 to 2014. Co-founder and Chief Investment Officer of
Train, Smith Counsel (a registered investment adviser)
from 1975 to 1999.
David Shukis	Indefinite;	Three	Currently retired. Head of Global Investment Services (and other
	Since 2021		positions) at Cambridge Associates, LLC (global investment
consulting firm) from 1989 to 2016. Director and Chair of
Cambridge Associates Fiduciary Trust Company from 2015 to
2018. Director, from 2011 to 2016, and Audit Committee Chair, since 2016, of Boston Lyric Opera.
Interested Director
George A. Needham*,	Indefinite;	Three	Chairman of the Board and Chief Executive Officer of The
Year of Birth: 1943	Since 1996		Needham Group, Inc. and Needham Holdings, LLC since
Chairman, President			December 2004. Chairman of the Board and Chief Executive
and Director			Officer of Needham Asset Management, LLC since April 2006.
Chairman of the Board from 1996 to December 2004 and Chief
Executive Officer from 1985 to December 2004 of Needham &
Company, LLC. Managing Member of Needham Capital
Management, LLC since 2000.

*
An “interested person”, as defined in the 1940 Act, of the Company or the Company’s investment adviser. Mr. Needham is deemed to be an interested person because of his affiliation with the Portfolios’ Adviser and the Portfolios’ Distributor, and because he is an officer of the Company.

Annual Report 2021

Information about Directors and Officers (Unaudited) (Continued)
December 31, 2021

	Term of Office	Portfolios in the	Principal Occupations(s)
Name, Year of Birth	and Length of	Fund Complex	During Past 5 Years
and Position with	Term Served by	Overseen by	and Other Directorships
the Company	Director/Officer	Director/Officer	Held by Director/Officer
Officers
John Barr,	One year;	Two	Portfolio Manager of Needham Asset Management, LLC
Year of Birth: 1956	Since 2010		since 2010. Founding and Managing Member of Oliver
Executive Vice President			Investment Management, LLC from 2008 to 2009. Manager and
and Co-Portfolio			Analyst at Buckingham Capital from 2002 to 2008. Managing
Manager of the			Director and a Senior Analyst at Robertson Stephens following
Needham Growth			semiconductor companies from 2000 to 2002. From 1995 to 2000,
Fund, Executive Vice			Managing Director and Senior Analyst at Needham and
President and Portfolio			Company, LLC, also served as Director of Research.
Manager of the			Director of Coventor, Inc. since 2009.
Needham Aggressive
Growth Fund.
Chris Retzler,	One year;	Two	Portfolio Manager of Needham Asset Management, LLC
Year of Birth: 1971	Since 2008		since 2008. Vice President of Needham Asset Management, LLC
Executive Vice President			since 2005. Head of Winterkorn, a healthcare manufacturing and
and Co-Portfolio			distribution company, from 2002 to 2005.
Manager of the
Needham Growth
Fund, Executive Vice
President and Portfolio
Manager of the Needham
Small Cap Growth Fund.
James W. Giangrasso,	One year;	Three	Chief Financial Officer of Needham Asset Management, LLC
Year of Birth: 1962	Since 2011		since 2011. Principal and Controller of Needham Asset
Chief Financial Officer,			Management, LLC since 2006.
Treasurer and Secretary
James M. Abbruzzese,	One year;	Three	Chief Compliance Officer of Needham Asset Management, LLC
Year of Birth: 1969	Since 2004		since April 2006. Chief Compliance Officer and Managing
Chief Compliance			Director of Needham & Company, LLC from 2008 through 2012.
Officer			Chief Administrative Officer of Needham & Company, LLC
since 2012. Chief Compliance Officer of Needham Capital
Management, LLC since 2000.

Needham Funds

Supplementary Information (Unaudited)
December 31, 2021

Federal Income Tax Information

For the fiscal year ended December 31, 2021, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income reported as qualified dividend income was as follows:

NGF	48.46%
NAGF	100.00%
NSCGF	0.82%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was as follows:

NGF	43.84%
NAGF	100.00%
NSCGF	0.82%

The percentage of taxable ordinary income distributions that are designed as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

NGF	100.00%
NAGF	100.00%
NSCGF	100.00%

Privacy Policy

It is the policy of the Company to keep personally identifiable financial information about you as an individual (“nonpublic personal information”) confidential, and use or disclose it only as necessary to provide services to you or the Company or as otherwise required or permitted by law. We may collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, other financial information and information about how you vote your shares.

We disclose nonpublic personal information about current and former shareholders to companies that provide necessary services to the Company. These companies include the transfer agent, distributor, administrator and investment adviser as well as other affiliates of the Company. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information and restrict access to this information to those persons who need it to provide services to you or the Company or who are otherwise permitted by law to receive it. In the event that you hold any shares of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information is shared with nonaffiliated third parties. If you have any questions concerning the Company’s Privacy Policy, please call 1-800-625-7071.

Disclosure of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. For the Portfolios, this would be for the fiscal quarters ending March 31 and September 30. Each Portfolio’s Form N-PORT reports are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Voting Proxies on Company Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Company may mail only one copy of the Portfolios’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-800-625-7071 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Annual Report 2021

Supplementary Information (Unaudited) (Continued)
December 31, 2021

Index Disclaimer

The Portfolios have been developed solely by the Adviser. The Portfolios are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index and the Russell 3000 Index (together, the “Indexes”) vest in the relevant LSE Group company which owns the Index. “Russell®” is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Portfolios. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolios or the suitability of the Indexes for the purpose to which it is being put by the Adviser.

The source of the data for each of the Indexes is the LSE Group. © LSE Group 2021. All rights in the Indexes or data vest in the relevant LSE Group company which owns the Index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the Indexes or data and no party may rely on any Indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Board Consideration and Approval of Investment Advisory Agreement

On October 20, 2021, at a meeting called for the purpose of voting on such approval, the Board, including all of the Independent Directors, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser with respect to NGF, NAGF and NSCGF. In doing so, the Board reviewed materials provided by the Adviser to assist them in making a determination (the “Board Materials”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of the services to be provided by the Adviser; the investment performance of each Portfolio and the Adviser; the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with each Portfolio; the extent to which economies of scale would be realized as the Portfolios grow; and whether fee levels reflect these economies of scale for the benefit of investors.

The Directors stated that their consideration of the continuance of the Advisory Agreement included consideration of the peer group comparisons in the Board Materials to other investment companies with similar investment objectives and to each Portfolio’s unmanaged indices for various periods ended September 30, 2021, noting that NGF’s performance was above the average and median performance of its peer group for the year-to-date, one year, three-year, five-year, ten year (median only) and since inception time periods and above the relevant Morningstar Universes for the year-to-date, one-year, three-year, five-year (except Morningstar Mid Cap Universe median), and ten-year time periods. For NAGF, the Directors noted that the Portfolio’s performance was above the average and median performance of its peer group and the relevant Morningstar Universes for the year-to-date, one-year, three-year, and five year (except the peer group median), and ten-year (except the peer group median) time periods. For NSCGF, the Directors noted that the Portfolio’s performance was above the average and median performance of its peer group and the relevant Morningstar Universes for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods. It was further noted that the Portfolios’ performance compared favorably to the longer term performance of their respective benchmark indices. In addition to reviewing each Portfolio’s performance and the profitability analysis of the Adviser, the Directors considered possible economies of scale, but did not believe material economies of scale to be present in light of the Portfolios’ asset size.

In their deliberations, the Directors considered all factors they believed relevant in addition to the performance comparisons described above, including the following: the nature, extent and quality of services rendered by the Adviser; the costs borne by, and profitability of, and other benefits to, the Adviser and its affiliates in providing services to each Portfolio; comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives (having been advised that the Adviser does not manage other accounts with investment objectives and strategies similar to those of the Portfolios except private investment funds with fee structures that include performance fees); whether expenses of NGF, NAGF and NSCGF might be expected to decline as a percentage of net assets as NGF, NAGF and NSCGF assets increase; the professional experience and qualifications of each Portfolio’s portfolio manager(s) and other personnel of the Adviser, including the fact that a high caliber of personnel was both needed and provided to meet the needs of NGF, NAGF and NSCGF (specifically with respect to investments in securities sold short); and the terms of the Advisory Agreement. The Independent Directors confirmed that they had received adequate information to make a reasonable determination with respect to the approval of the Advisory Agreement.  After full consideration of all the foregoing factors, the Board determined to approve the renewal of the Advisory Agreement.

Needham Funds

Supplementary Information (Unaudited) (Continued)
December 31, 2021

Statement Regarding Liquidity Risk Management Program

The Company has adopted a liquidity risk management program (the “LRMP”) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk—i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of each Portfolio’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Portfolio does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4, the “HLIM”) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Portfolio would have invested more than 15% of its net assets in illiquid investments; and (5) if the Portfolios reserve the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Portfolios will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Adviser to administer the LRMP (the “Program Administrator”). As Program Administrator, the Adviser delegates the day-to-day activities required by the LRMP to a Liquidity Committee comprised of various Company officers and others within the Adviser (the “Liquidity Committee”), and the Liquidity Committee seeks assistance from and works together with Fund Services in effectuating the requirements of the LRMP as necessary.

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in October 2021 (the “Annual Report”).

The Annual Report states that the Adviser, as the Program Administrator, acting primarily through the Liquidity Committee, has assessed the operation of the LRMP and believes that the LRMP is reasonably designed to assess and manage the Portfolios’ liquidity risk and is adequate and effective in its implementation. The Program Administrator and the Liquidity Committee initially determined that each Portfolio primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that no Portfolio needs to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, no Portfolio has breached its limit on illiquid investments.

(This Page Intentionally Left Blank.)

250 Park Avenue, 10th Floor
New York, New York 10177
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
250 Park Avenue, 10th Floor
New York, New York 10177

President
George A. Needham

Executive Vice Presidents and Portfolio Managers
John Barr
Needham Growth Fund
Needham Aggressive Growth Fund

Chris Retzler
Needham Growth Fund
Needham Small Cap Growth Fund

Directors
George A. Needham
John W. Larson
David T. Shukis
F. Randall Smith

Distributor:
Needham & Company, LLC
250 Park Avenue, 10th Floor
New York, New York 10177
212-371-8300

Administrator, Shareholder Servicing Agent, and Transfer Agent:
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036-8299

Independent Registered Public Accounting Firm:
RSM US LLP
80 City Square
Boston, MA 02129

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  F. Randall Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  All “Audit Fees” amounts for the fiscal year ended December 31, 2020 reflects fees billed by KPMG LLP.  All “Audit Fees” amounts for the fiscal year ended December 31, 2021 reflects fees billed by RSM US LLP.   “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit, along with auditor transition costs and registration statement update costs. All “Audit-Related Fees” amounts for the fiscal year ended December 31, 2021 reflects fees billed by KPMG LLP.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were not applicable.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$110,000	$79,500
Audit-Related Fees	$ 15,400	$ 0
Tax Fees	$ 21,000	$24,675
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by RSM US LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$16,600	$11,200

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was a change in the registrant’s independent public accountant from KPMG LLP to RSM US LLC for the period covered by this report. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Needham Funds, Inc.

By (Signature and Title)      /s/George A. Needham
George A. Needham, President (Chief Executive Officer)

Date    March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/George A. Needham
George A. Needham, President (Chief Executive Officer)

Date    March 11, 2022

By (Signature and Title)      /s/James W. Giangrasso
James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date    March 11, 2022